UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2017

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5721 SE Columbia Way, Suite 200

Vancouver, WA 98661

(360) 397-6250

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	COMPLETION OF ACQUISTION OR DISPOSITION OF ASSETS

On December 22, 2017, Northwest Pipe Company, an Oregon corporation (the “Company”) and Almacenadora Afirme, S.A. de C.V., Organización Auxiliar del Crédito, Afirme Grupo Financiero, a Mexican corporation of variable capital (“Buyer”) entered into an Asset Purchase Agreement and a Real Estate Purchase Agreement (the “Purchase Agreements”) pursuant to which Buyer agreed to purchase substantially all of the assets associated with the Company’s manufacturing facility in Atchison, Kansas, including all of the real and tangible personal property located at the site of that manufacturing facility (the “Disposition”). The Purchase Agreements include customary representations, warranties, covenants and agreements by the parties, including mutual indemnification obligations.

The Disposition was completed on December 26, 2017. The purchase price was approximately $37.2 million, of which $750,000 will be held in escrow until the receipt by the Buyer of certain equipment, and approximately $3.7 million will be held in escrow for twelve months to secure the Company’s indemnification obligations under the Asset Purchase Agreement.

The foregoing description of the Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the full texts of the Asset Purchase Agreement and the Real Estate Purchase Agreement, which are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and are incorporated herein by reference.

The assets associated with the Atchison, Kansas manufacturing facility were presented as assets held for sale and associated results of operations were presented separately as discontinued operations in the Consolidated Financial Statements included in the Company’s Form 10-Q for the three months and nine months ended September 30, 2017.

On December 28, 2017, the Company issued a press release announcing the Disposition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information

The Company’s Unaudited Pro Forma Financial Information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
2.1	Asset Purchase Agreement between Northwest Pipe Company and Almacenadora Afirme, S.A. de C.V., Organización Auxiliar del Crédito, Afirme Grupo Financiero, dated as of December 22, 2017*
2.2	Real Estate Purchase Agreement between Northwest Pipe Company and Almacenadora Afirme, S.A. de C.V., Organización Auxiliar del Crédito, Afirme Grupo Financiero, dated as of December 22, 2017*
99.1	Press Release issued by Northwest Pipe Company on December 28, 2017
99.2

Unaudited condensed consolidated pro forma statement of operations for the nine months ended September 30, 2017 and the twelve months ended December 31, 2016, 2015 and 2014 and condensed consolidated pro forma balance sheet as of September 30, 2017

*Schedules and similar attachments to the Asset Purchase Agreement and the Real Estate Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on December 29, 2017.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ Robin Gantt
Robin Gantt,
Senior Vice President, Chief Financial Officer and Corporate Secretary